UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 29, 2025
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(510) 984-1761
Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.

On December 29, 2025, Ekso Bionics Holdings, Inc. (the “Company” or “Ekso”) issued a press release announcing that the Company and Applied Digital Corporation (“Applied”) entered into the Term Sheet (as defined below) for the Proposed Transaction (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On December 29, 2025, the Company and Applied entered into an exclusive, non-binding term sheet (the “Term Sheet”) for a business combination of Applied’s cloud computing business, Applied Digital Cloud, with the Company, which, once-closed, will go forward as ChronoScale Corporation (“ChronoScale”), an accelerated compute platform purpose-built to support artificial intelligence (“AI”) workloads (the “Proposed Transaction”).

The Term Sheet contemplates that, upon closing of the Proposed Transaction, (i) Applied would own approximately 97% of the combined company, and (ii) the capital stock held by the Company’s existing stockholders is expected to constitute 3% of the outstanding shares of the combined company, with the relative ownership being proportionally diluted by any equity financing that occurs in connection with closing of the Proposed Transaction. The Applied Digital Cloud and the Company businesses would continue to operate through the consummation of the Proposed Transaction, and the Company plans to continue to explore strategic transactions for the possible sale of all or substantially all of the Company’s current business. The closing of the Proposed Transaction will be subject to the completion of customary due diligence, execution of final binding documents, customary regulatory and stockholder approvals, and satisfaction of closing conditions. Accordingly, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the Proposed Transaction will be consummated on the terms or timeframe currently contemplated, or at all.

Additional Information and Where to Find It

Depending on the transaction structure, ChronoScale expects to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of the Company and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transaction. Alternatively, the Company may file a standalone proxy statement. In either case, the definitive proxy statement and other relevant documents will be mailed to the stockholders of the Company as of a record date to be established for voting on the Proposed Transaction and other matters as described in the Proxy Statement/Prospectus. Applied and the Company will also file other documents regarding the Proposed Transaction with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. Before making any voting or investment decision, stockholders of the Company and other interested parties are urged to read, when available, the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting of stockholders to be held to approve the Proposed Transaction and other matters described in the Proxy Statement/Prospectus because these documents will contain important information about Applied, the Company, ChronoScale, and the Proposed Transaction. Investors and security holders will also be able to obtain copies of the Registration Statement, the Proxy Statement/Prospectus, and all other documents filed or that will be filed with the SEC by ChronoScale, Applied, and the Company, without charge, once available, on the SEC’s website (http://www.sec.gov).

Neither the SEC nor any state regulatory agency has approved or disapproved the Proposed Transaction described herein, passed upon the merits or fairness of the Proposed Transaction or any related transactions or passed upon the adequacy or accuracy of the disclosure in this Current Report on Form 8-K. Any representation to the contrary constitutes a criminal offense.

Participants in the Solicitation

The Company, Applied, ChronoScale, and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers, and information regarding their interests in the Proposed Transaction and their ownership of the Company’s securities are, or will be, contained in the Company’s and ChronoScale’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Proposed Transaction, including the names and interests of ChronoScale and the Company’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by the Company and ChronoScale with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company, Applied Digital Cloud, or ChronoScale, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “intend,” “design,” “propose,” and “may.” Other examples of forward-looking statements may include, but are not limited to, (i) statements regarding the parties entering into definitive documentation with respect to, and the closing of, the Proposed Transaction and the timing of the Proposed Transaction, the Company’s plan to continue to explore strategic transactions for the possible sale of all or substantially all of the Company’s current business and Applied’s intention to spin out Applied Digital Cloud, (ii) statements regarding certain filings the parties expect to make with the SEC in connection with the Proposed Transaction, including statements regarding the filing of the preliminary and definitive proxy statement to solicit stockholder votes of the Company’s stockholders; (iii) statements regarding the business to be created by the Proposed Transaction; (iv) statements regarding the combined business, including ownership of the combined business, (v) statements of combined company’s plans and objectives, and (vi) statements of assumptions underlying other statements and statements about the combined company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s and Applied’s expectations. These risks, uncertainties, and other factors include: the parties’ ability to complete due diligence and negotiate and execute definitive documentation with respect to the Proposed Transaction; the Company’s ability to sell its existing business; the parties’ ability to close the Proposed Transaction; difficulties and delays in integrating the combined business resulting from the Proposed Transaction; higher than anticipated transaction costs; the parties’ ability to realize the contemplated financial, business or strategic benefits associated with the Proposed Transaction; the parties’ ability to obtain regulatory and stockholder approval for the Proposed Transaction; the parties’ inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s and Applied’s respective most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in each company’s subsequent filings with the SEC. Copies of the Company’s filings are available online at www.sec.gov, or on request from the Company. Information in this Current Report on Form 8-K is as of the dates and time periods indicated herein, and neither the Company, Applied nor ChronoScale undertakes to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC. By: /s/ Jerome Wong Name: Jerome Wong Title: Chief Financial Officer Dated: December 29, 2025